MEMORANDUM OF CHANGES

                       VAN KAMPEN UNITS TRUSTS, SERIES 949


   The Prospectus filed with Amendment No. 2 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 949 on February 19, 2010. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

   Front Cover Page. The date of the Prospectus has been inserted and the preliminary prospectus disclosure has been removed.

   Ibbotson Alternatives Allocation Portfolio-Principal Investment Strategy. In the seventh paragraph of this section, the percentage of funds in the portfolio that are classified as "non-diversified" under the 1940 Act has been provided.

   The "Fee Table," "Example," and "Essential Information" sections have been completed.

   The "Portfolio" page and notes thereto have been finalized.

   The "Report of Independent Registered Public Accounting Firm" page has been completed.

   The "Statement of Condition" page has been finalized.

   The "Reinvestment Option", "Redemption of Units" and "Units" subsections found under the section "Rights of Unitholders" have each been updated to reflect that Unit ownership will be evidenced only in book-entry form.

   The "Portfolio Administration - Sponsor" section, as well as the "Sponsor Information" section in the Information Supplement, have each been revised to include updated disclosure regarding the Sponsor.

   Back Cover Page. The date of the Prospectus has been inserted.